Earnings per common share	6 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
Earnings per common share

11.       Earnings per common share

For the three and six-month periods ended June 30, 2023, all common shares issued are Tsakos Energy Navigation Limited common stock and have equal rights to vote and participate in dividends. Net income attributable to common shareholders is adjusted by the contractual amount of dividends on Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock that should be paid for the period. For the three and six months periods ended June 30, 2022, the Company calculates basic earnings per share in conformity with the two-class method required for companies with participating securities.

Under the two-class method, basic earnings per share is calculated by dividing the net income by the weighted-average number of common shares outstanding during the period, less shares subject to repurchase.

The two-class method requires income available to common stockholders for the period to be allocated between common stock and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. Any remaining earnings would be distributed to the holders of common stock and the holders of the Series G Convertible Preferred Shares on a pro-rata basis assuming conversion of all Series G Convertible Preferred Shares into common shares. This participating security does not contractually require the holders of such shares to participate in the Company’s losses.

Diluted earnings per share is computed by giving effect to all potentially dilutive common share equivalents outstanding for the period. For the three and six months ended June 30, 2022, securities that could potentially dilute basic earnings per share in the future that were included in the computation of diluted earnings per share, were the preferred convertible stock that requires the payment of cash by the holder upon conversion, the proceeds assumed to be received shall be assumed to be applied to purchase common stock under the treasury stock method and the convertible security shall be assumed to be converted under the if-converted method. Net income attributable to common stockholders of Tsakos Energy Navigation Limited for the three and six months ended June 30, 2022, is adjusted by the amount of dividends on Series G Convertible Preferred Shares and corresponding undistributed income to Series G participants, as set forth below. For the three and six months ended June 30, 2023, there were no convertible securities outstanding.

The following table sets forth the computation of basic and diluted earnings per share:

	Three months ended June 30,		Six months ended June 30, 2022
	2023	2022	2023	2022
Numerator
Net income attributable to Tsakos Energy Navigation Limited	$60,641	$46,225	$237,196	$51,743
Preferred share dividends Series D	(1,924)	(1,924)	(3,848)	(3,846)
Preferred share dividends Series E	(2,743)	(2,743)	(5,486)	(5,488)
Preferred share dividends Series F	(4,006)	(4,006)	(8,012)	(8,012)
Preferred share dividends, Convertible Series G	—	(31)	—	(31)
Undistributed income to Series G participants	—	(370)	—	(353)
Deemed dividend on redeemable Series D preferred shares	(3,256)	—	(3,256)	—
Net income attributable to common stockholders of Tsakos Energy Navigation Limited	48,712	37,151	216,594	34,013
Preferred share dividends, Convertible Series G	—	31	—	31
Undistributed income to Series G participants	—	370	—	353
Net income attributable to common stockholders of Tsakos Energy Navigation Limited, for dilution purposes	48,712	37,552	216,594	34,397
Denominator
Weighted average number of shares, basic	29,505,603	28,398,404	29,505,603	26,992,886
Weighted average number of shares, diluted	29,505,603	28,704,595	29,505,603	27,299,077
Earnings per share, basic attributable to Tsakos Energy Navigation Limited	$1.65	$1.31	$7.34	$1.26
Earnings per share, diluted attributable to Tsakos Energy Navigation Limited	$1.65	$1.31	$7.34	$1.26